UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

December 7, 2011

Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 216-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 13, 2011, Clearwire Corporation filed a Current Report on Form 8-K (the “Prior 8-K”) relating to, among other things, Item 5.07. Submission of Matters to a Vote of Security Holders. This amendment on Form 8-K/A to the Prior 8-K is being filed to correct two clerical errors relating to the number of shares represented by the stockholders of Clearwire Corporation that executed a written consent, as disclosed in the last sentence of the first paragraph under Item 5.07.

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2011, Clearwire Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale in a public offering (the “Offering”) of an aggregate of 175,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) at a public offering price of $2.00 per share, and granted the Underwriters an option to purchase up to an additional 26,250,000 shares of Class A Common Stock, which was exercised in full. The offering of the Class A Common Stock has been registered under the Securities Act of 1933, as amended, by the Company as part of its Registration Statement on Form S-3 (No. 333-178329) filed with the Securities and Exchange Commission (the “SEC”).

The Offering of the Company’s 201,250,000 shares of Class A Common Stock closed on December 13, 2011.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and is incorporated into this item 1.01 by reference.

In addition, Sprint HoldCo, LLC (“Sprint”), a wholly owned subsidiary of Sprint Nextel Corporation, had previously agreed to exercise its pro rata preemptive rights with respect to the Offering. On December 13, 2011, pursuant to an Investment Agreement (the “Investment Agreement”) among the Company, Clearwire Communications LLC (“Clearwire LLC”) and Sprint, Sprint purchased, in a separate, private transaction, 173,635,000 shares of the Company’s Class B Common Stock and a corresponding number of Class B Common Interests in Clearwire LLC for an aggregate purchase price of $331,399,761. The Investment Agreement contains representations and warranties of the Company and Clearwire LLC that are substantially similar to those of the Company in the Underwriting Agreement. Closing of the transactions under the Investment Agreement was subject to certain customary closing conditions, including the closing of the Offering and that the 4G MVNO Agreement, dated November 28, 2008 and the amendment thereto dated November 30, 2011 by and among Clearwire LLC, Comcast MVNO II LLC, TWC Wireless, LLC, BHN Spectrum Investments, LLC and Sprint Spectrum L.P. be in full force and effect.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 7, 2011, the Company’s stockholders, took action by written consent (the “Written Consent”) to approve the amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock of the Company from 1,500,000,000 to 2,000,000,000 and the number of authorized shares of Class B Common Stock of the Company from 1,000,000,000 to 1,400,000,000. As of the record date of the Written Consent, the Company had 250,930,013 shares of Class A Common Stock outstanding and entitled to vote and 666,067,592 shares of Class B Common Stock outstanding and entitled to vote. Each share of Class A Common Stock and each share of Class B Common Stock is entitled to one vote, and the holders of Class A Common Stock and Class B Common Stock vote together as a single class. The Written Consent was executed by the holders of 28,432,066 shares of Class A Common Stock and 519,955,726 shares of Class B Common Stock, representing a majority of the combined voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock, which is sufficient to approve the actions contemplated by the Written Consent.

In connection with the Written Consent, the Company filed an Information Statement (the “Information Statement”) on December 9, 2011 with the SEC pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation 14C, and will provide the Information Statement to all stockholders who did not execute the written consent.

Item 8.01. Other Events.

On December 7, 2011, the Company issued a press release announcing the pricing of the Offering and on December 13, 2011 the Company issued a press release announcing the closing of the Offering. Copies of those press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated in this item 8.01 by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated December 7, 2011, between Clearwire Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed on December 13, 2011).

99.1	Press release, dated December 7, 2011 (incorporated by reference to Exhibit 99.1 to our Current Report on Form 8-K filed on December 13, 2011).

99.2	Press release, dated December 13, 2011 (incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed on December 13, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: December 16, 2011	By:	/s/ Broady R. Hodder
Broady R. Hodder
Senior Vice President and General Counsel

INDEX TO EXHIBITS

1.1	Underwriting Agreement, dated December 7, 2011, between Clearwire Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed on December 13, 2011).

99.1	Press release, dated December 7, 2011 (incorporated by reference to Exhibit 99.1 to our Current Report on Form 8-K filed on December 13, 2011).

99.2	Press release, dated December 13, 2011 (incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed on December 13, 2011).